UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 26, 2010
LEXARIA CORP. (Exact name of registrant as specified in its charter)
Nevada (State or other jurisdiction of incorporation)	000-52138 (Commission File Number)	20-2000871 (IRS Employer Identification No.)
#950 – 1130 West Pender Street, Vancouver, British Columbia, Canada V6E 4A4
Registrant's telephone number, including area code: (604) 602-1675
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❒

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒

Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On February 26 2010, Lexaria Corp. (“Lexaria” or the “Company”) held its Annual and Special Meeting of Shareholders for the following purposes:

1.

To approve an increase in the Company’s authorized capital from 18,750,000 to 200,000,000.

2.

To approve the Company’s proposed 2010 Equity Compensation Plan.

3.

To elect Chris Bunka, Bal Bhullar, and David DeMartini as directors of the Company for the ensuing year.

4.

To appoint Chang Lee LLP, Chartered Accountants, as the auditors of the Company for the ensuing year, at a remuneration to be fixed by the directors.

All proposals were approved by the shareholders. The proposals are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on February 2, 2010. The results of each voting proposal were as follows:

(1)

Proposal to increase authorized capital to 200,000,000 shares of common stock:

      For

    Against

   Abstentions

4,739,840

      150,189

125

(2)

Proposal to approve 2010 Equity Plan:

      For

    Against

   Abstentions

4,731,896

     136,683

21,575

(3)

Election of Directors:

Nominee

    For

    Against

   Withheld

Chris Bunka

4,861,494

      27,900

760

Bal Bhullar

4,856,619

      32,775

760

David DeMartini

4,856,604

      32,875

675

(4)

Proposal to ratify Chang Lee LLP as the Company’s Independent Registered Public

Accounting Firm:

      For

    Against

   Abstentions

5,390,938

      23,200

750

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 10, 2010

(Signature)	Lexaria Corp. By: “/s/ Chris Bunka” Chris Bunka President & CEO President & CEO